                                                                    Exhibit 99.1

                                     Kathleen S. Dvorak
                                     Sr. Vice President, Investor Relations
                                        and Financial Administration
                                                or
                                     Eileen A. Kamerick
                                     Executive Vice President,
                                        Chief Financial Officer
                                     United Stationers Inc.
                                     (847)  699-5000

                                     FOR IMMEDIATE RELEASE


                         UNITED STATIONERS INC. REPORTS
                RECORD 2000 AND FOURTH QUARTER SALES AND EARNINGS

     DES PLAINES, Ill., Jan. 29, 2001 -- United Stationers Inc. (Nasdaq: USTR) reported net sales for the year ended December 31, 2000 of $3.9 billion, up 14.6% compared with net sales of $3.4 billion in the prior year. Income before extraordinary item was $98.6 million, an 18.3% improvement from the $83.4 million reported for 1999. Diluted earnings per share were $2.84, 19.8% higher than the $2.37 reported the prior year. The 2000 earnings per share number excluded a second quarter after-tax extraordinary charge of $6.5 million.

     "Fiscal 2000 was another great year for United Stationers," said Randall Larrimore, president and chief executive officer. "Our core business exceeded our original expectations for both sales and earnings, enabling us to make significant investments in people and infrastructure to build our third-party fulfillment and logistics business. We have now achieved 19 consecutive quarters of record sales and earnings."

RECORD FOURTH QUARTER SALES AND EARNINGS

     Net sales for the fourth quarter ended December 31, 2000 rose 9.4% to $990.5 million, compared with sales of $905.5 million for the last three months of 1999. This sales increase reflected growth in United's core business, incremental sales from acquisitions completed in 2000, and increases in freight revenue that were reclassified TO sales FROM cost of goods sold in accordance with a new accounting regulation. Net income for the fourth quarter was $25.5 million, up 1.6% from $25.1 million in the prior-year quarter. Earnings per share on a diluted basis were $0.74 for the fourth quarter, a slight increase from $0.73 in last year's comparable quarter.

     "Our gross margin percentage for the fourth quarter of 2000 was flat, compared with the prior year, at 17.4%. Operating expenses were 12.2% of net sales in the latest quarter versus 11.5% for the same period in 1999. The 2000 figure included approximately $4.7 million of marketing, training, systems and start-up expenses associated with THE ORDER PEOPLE. Operating margins were 5.2%, including a loss of $4.0 million related to THE ORDER PEOPLE, compared with 5.9% in the prior year. Excluding the $4.0 million loss, earnings per share would have been $0.81, up 11%," continued Larrimore.

2001 OUTLOOK

     "Economic uncertainty and comparisons against very strong quarters in 2000 will make 2001 a challenging year. However, we believe our growth will be driven by incremental volume from national accounts and independent dealers, continued sales increases in janitorial/sanitation, office furniture and computer consumables, and gaining new clients for THE ORDER PEOPLE," Larrimore added.

     "We remain committed to our long-term sales growth objectives of 6-9% within our core businesses and 15% growth in earnings per share. However, the economic uncertainty and our continuing investments in building THE ORDER PEOPLE will make achieving this goal in the near-term particularly challenging. Nonetheless, we remain confident that we can achieve growth in earnings per share in the first quarter and approach our stated goals as we progress through the balance of the year," concluded Larrimore.

                                     -more-

United Stationers Inc. Reports Record
2000 and Fourth Quarter Sales and Earnings
Page two of four



CONFERENCE CALL

     United Stationers will host a conference call on Tuesday, January 30, at 9:00 a.m. (Central Time) to discuss fourth quarter and year-end performance. To listen to the conference call, visit the investor relations section of the company's Website at WWW.UNITEDSTATIONERS.COM at least 15 minutes before the call, and follow the instructions provided to ensure that the necessary audio application is downloaded and installed. This program is provided at no charge to the user. In addition, interested parties can access an archived version of the call, which will also be located on the investor relations section of United Stationers' Website, approximately two hours after the call's conclusion and for the following week.

FORWARD-LOOKING STATEMENTS

     WITH THE EXCEPTION OF STATEMENTS ON HISTORICAL EVENTS, THE INFORMATION PRESENTED IN THIS NEWS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THESE STATEMENTS INVOLVE RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE INFORMATION PRESENTED HERE. THE RISKS AND UNCERTAINTIES AFFECTING THIS RELEASE INCLUDE, BUT ARE NOT LIMITED TO, ASSESSING THE MARKET POTENTIAL FOR THIRD-PARTY SERVICE PROVIDERS, THE SUCCESS OF THE ORDER PEOPLE AND E-NITED, THE INTEGRATION OF ACQUISITIONS, CHANGES IN END-USERS' DEMANDS FOR BUSINESS PRODUCTS, CUSTOMER CREDIT RISK, THE EFFECTS OF FLUCTUATIONS IN MANUFACTURERS' PRICING, GENERAL ECONOMIC CONDITIONS, AND THE HIGHLY COMPETITIVE ENVIRONMENT IN WHICH THE COMPANY OPERATES. A DESCRIPTION OF THESE AND OTHER FACTORS THAT COULD AFFECT THE COMPANY'S BUSINESS ARE SET FORTH IN FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION INCLUDING THE COMPANY'S LATEST 10-K AND 10-Q. THE COMPANY'S SEC FILINGS ARE READILY AVAILABLE AT WWW.SEC.GOV.

COMPANY OVERVIEW

     United Stationers Inc., with 2000 sales of $3.9 billion, is North America's largest distributor of business products and provider of marketing and logistics services to resellers. Its integrated computer-based distribution system makes more than 35,000 items available to 20,000 resellers. United is able to ship products within 24 hours of order placement because of its 39 United Stationers Supply Co. regional distribution centers, 28 Lagasse distribution centers that serve the janitorial and sanitation industry, six Azerty distribution centers that serve computer supply resellers, three distribution centers that serve the Canadian marketplace and a dedicated distribution center serving clients of THE ORDER PEOPLE. Its focus on fulfillment excellence has given the company a 98% order fill rate, a 99.5% order accuracy rate, and a 99% on-time delivery rate. For more information, visit WWW.UNITEDSTATIONERS.COM.

     The company's common stock trades on the Nasdaq National Market System under the symbol USTR and is included in the S&P SmallCap 600 Index.







                                 -table follows-

United Stationers Inc. Reports Record
2000 and Fourth Quarter Sales and Earnings
Page three of four


                     UNITED STATIONERS INC. AND SUBSIDIARIES
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                      (in thousands, except per share data)


                                                              (Unaudited)                                      (Audited)
                                                      For the Three Months Ended                          For the Year Ended
                                                             December 31,                                    December 31,
                                                -------------------------------------       ----------------------------------------
                                                     2000                  1999                     2000                   1999
                                                ----------------     ----------------        -----------------      ----------------
Net sales                                          $990,515             $905,490                $3,944,862              $3,442,696
Cost of goods sold                                  818,112              748,253                 3,301,018               2,878,539
                                                ----------------     ----------------        -----------------      ----------------

Gross profit                                        172,403              157,237                   643,844                 564,157

Operating expenses:
   Warehousing, marketing and
      administrative expenses                       120,508              104,537                   441,298                381,963
                                                ----------------     ----------------        -----------------      ----------------

Income from operations                               51,895               52,700                   202,546                182,194


Interest expense, net                                 7,403                7,232                    27,229                 29,195


Other expense                                         2,986                2,400                    11,201                  9,432
                                                ----------------     ----------------        -----------------      ----------------

Income before income taxes
   and extraordinary item                            41,506               43,068                   164,116                143,567

Income taxes                                         15,982               17,957                    65,473                 60,158
                                                ----------------     ----------------        -----------------      ----------------

Income before extraordinary item                     25,524               25,111                    98,643                 83,409

Extraordinary item - loss on early
   retirement of debt, net of tax
   benefit of $4,248                                    - -                  - -                     6,476                    - -
                                                ----------------     ----------------        -----------------      ----------------

Net income                                         $ 25,524             $ 25,111                $  92,167               $  83,409
                                                ================     ================        =================      ================
Net income per common share -
     assuming dilution:
     Income before extraordinary item              $   0.74             $   0.73                $     2.84              $    2.37
     Extraordinary item                                 - -                  - -                     (0.19)                   - -
                                                ----------------     ----------------        -----------------      ----------------

     Net income per share                          $   0.74             $   0.73                $     2.65              $    2.37
                                                ================     ================        =================      ================
     Average number of common shares
     (in thousands)                                  34,445               34,516                    34,775                 35,208
                                                ================     ================        =================      ================






                                                - table continues -

United Stationers Inc. Reports Record
2000 and Fourth Quarter Sales and Earnings
Page four of four




                     UNITED STATIONERS INC. AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                    (dollars in thousands, except share data)

                                    (Audited)


                                                                                                  December 31,
                                                                                    ------------------------------------------
                                                                                           2000                    1999
                                                                                    -------------------      -----------------
ASSETS
  Current assets:
    Cash and cash equivalents                                                          $   19,784               $  18,993
    Accounts receivable, net                                                              329,934                 263,432
    Inventories                                                                           688,926                 607,682
    Other current assets                                                                   15,843                  24,424
                                                                                    -----------------        ---------------
           Total current assets                                                         1,054,487                 914,531

  Property, plant and equipment, net                                                      189,787                 167,544
  Goodwill, net                                                                           181,923                 181,456
  Other                                                                                    20,830                  16,372
                                                                                    -----------------        ---------------
           Total assets                                                                $1,447,027              $1,279,903
                                                                                    =================        ===============
LIABILITIES AND STOCKHOLDERS' EQUITY
  Current liabilities:
    Accounts payable                                                                   $  392,789              $  346,558
    Accrued liabilities                                                                   125,969                 142,858
    Current maturities of long-term debt                                                   40,273                   9,567
                                                                                    -----------------        ---------------
           Total current liabilities                                                      559,031                 498,983

  Deferred income taxes                                                                    22,703                  28,926
  Long-term obligations                                                                   386,854                 345,985
                                                                                    -----------------        ---------------
           Total liabilities                                                              968,588                 873,894

  Stockholders' equity:
    Common stock, $0.10 par value; authorized - 100,000,000 shares, issued -
       37,213,207 shares in 2000 and 1999                                                   3,721                   3,721
    Additional paid-in capital                                                            301,121                 303,171
    Treasury stock, at cost - 3,767,907 shares in 2000 and 3,220,481 in 1999              (66,832)                (49,145)
    Retained earnings                                                                     240,429                 148,262
                                                                                    -----------------        ---------------
           Total stockholders' equity                                                     478,439                 406,009
                                                                                    -----------------        ---------------
           Total liabilities and stockholders' equity                                  $1,447,027              $1,279,903
                                                                                    =================        ===============


